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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 22, 2001
                                                         ----------------

                         FIRST WASHINGTON FINANCIALCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         New Jersey                        0-58650               52-2150671
         -----------                    -------------        -----------------
    (State or other jurisdiction         (Commission           (IRS Employer
     of incorporation)                   File Number)         Identification No

    US Route 130 & Main Street
    Windsor, New Jersey                                      08561
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    (Address of principal executive offices)               (Zip Code)


        Registrant's telephone number, including area code (609) 426-1000
                                                           --------------

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Item 5.  Other events.
         ------------

         The Registrant issued a press release on October 22, 2001 announcing that the Registrant had closed its offering of common shares.

Item 7.  Exhibits.
         --------

         The following exhibits are filed with this Current Report on Form 8-K.

         Exhibit No.   Description
         -----------   -----------

         99 Press Release dated October 22, 2001 announcing that the Registrant had closed its offering of common shares.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Admiralty Bancorp, Inc., has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   FIRST WASINGTON FINANCIALCORP.
                                   ------------------------------
                                   (Registrant)


Dated: October 22, 2001            By: /s/ C. HERBERT SCHNEIDER
                                       -------------------------------------
                                       C. HERBERT SCHNEIDER
                                       President and Chief Executive Officer



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                                  EXHIBIT INDEX

                           CURRENT REPORT ON FORM 8-K


Exhibit No.       Description                                          Page No.
-----------       -----------                                          --------
99                Press Release dated October 22, 2001                    5
                  announcing that the Registrant had
                  closed its offering of common shares.